Exhibit 10

               LONG-TERM INCENTIVE COMPENSATION PLAN

                    Effective February 22, 1990
(Amended December 2, 1992, December 7, 1994, February 24, 1995,
November 1,
1996 and as of December 4, 1996)

1.   Purpose

          The purpose of the Long-Term Incentive Compensation Plan ("the Plan") is to attract, retain and motivate strong management employees by providing additional incentive to key employees of Peoples Energy Corporation (the "Company") and its Subsidiaries (as defined by paragraph 13) to acquire a proprietary interest in the business of the Company and its Subsidiaries and by encouraging the interest of such persons in the financial success and growth of the Company. The Plan contemplates the granting of non-qualified stock options (i.e. options which are not "statutory" within the meaning of Section 1.421-7(b) of the regulations under the Internal Revenue Code of 1986, as amended) ("Options"), Stock Appreciation Rights ("SARs") or restricted stock awards, or combinations thereof. A key employee may be granted and may hold one or more Options, SARs, restricted stock awards or any combination thereof under this Plan.

2.   Administration
     (a)  Generally
          Except to the extent that this Plan applies to the Chief Executive Officer, this Plan shall be administered solely by the Compensation-Nominating Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be composed of not less than three persons who shall be appointed by the Board of Directors of the Company (the "Board") from the membership of the Board. No person who is an officer or employee of the Company or a Subsidiary shall be a member of the Committee nor shall any person be a member of the Committee whose membership would disqualify any transactions made under the Plan from complying with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule thereunder. Except to the extent that this Plan applies to the Chief Executive Officer, the Committee is solely authorized to prescribe the form and content of Options, SARs and restricted stock awards to be granted under the Plan, to interpret the Plan, to prescribe, amend or rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration.
     (b)  Chief Executive Officer
          With respect to the Chief Executive Officer, this Plan shall be administered by the Committee subject to the approval of the majority of all members of the Board (including members of the Committee) who are not officers or employees of the Company or a Subsidiary and who are Non-Employee Directors as defined under Rule 16b-3 under the 1934 Act (the "Outside Directors"). The Outside Directors shall not include any person whose inclusion would disqualify any transactions made under the Plan from complying with the requirements of Rule 16b-3 under the 1934 Act or any successor rule thereunder. With respect to the Chief Executive Officer, the Committee is authorized to prescribe the form and content of Options, SARs and restricted stock awards to be granted under the Plan to interpret the Plan, to prescribe, amend, or rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration, subject to the approval of the majority of the Outside Directors. All references to the "Committee" contained in any provision of paragraphs 3 through 13 of this Plan shall, to the extent that such provision applies to the Chief Executive Officer, be deemed and construed to mean the Committee, the decisions of which shall be subject to the approval of the majority of the Outside Directors.

3.   Incentive Awards
          Under the Plan participants may be granted any one or more of the following:
          (a) Options: non-qualified stock options to purchase stock of the Company at a purchase price of 100 percent of the fair market value of such Common
               Stock on the date that the Option is granted. The stock under Options granted under the Plan shall be shares of the Company's authorized but unissued common stock, without par value ("Common Stock").
          (b) SARs: a right to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of the Common Stock of the Company on the date the SAR is exercised over the fair market value of such Common Stock on the date the SAR is granted.
          (c) Restricted Stock Awards: shares of Common Stock which are restricted as provided in paragraph 8.
          Up to 1,800,000 shares of Common Stock (500,000
originally authorized under the Plan plus an additional 500,000 authorized for grant by the stockholders on February 28, 1986 plus an additional 400,000 authorized for grant by the stockholders on February 23, 1990 plus an additional 400,000 authorized for grant by the stockholders on February 24, 1995) may be sold under Options granted pursuant to the Plan or awarded pursuant to restricted stock awards granted under the Plan, provided that the number of shares available for sale or award hereunder shall be subject to adjustment as provided in paragraph 9. Up to 1,800,000 SARs
(1,000,000 originally authorized under the Plan plus an additional 400,000 authorized for grant by the shareholders on February 23, 1990 plus an additional 400,000 authorized for grant by the stockholders on February 24, 1995) may be granted pursuant to the Plan, provided that the number of SARs available for granting hereunder shall be subject to adjustment as provided in paragraph
9.
          If an Option or SAR ceases to be exercisable in whole or in part by reason of the expiration of the term of the Option or SAR, the termination of the employment of the recipient or the waiver by a recipient of the right to exercise an Option or SAR, the shares or SAR which were subject to such exercise but as to which the recipient has not exercised, shall again become available for further grants under the Plan. If a restricted stock award is forfeited in whole or in part by reason of the termination of the employment of the recipient before such award has become fully vested, the shares which were subject to such restricted stock award but which were not vested shall again become available for further grants under the Plan.

4.   Designation of Recipients and Allotment of Shares and SARs
          The Committee shall determine and designate from time to time those key employees of the Company and its Subsidiaries
(including officers and directors employed in capacities other than as directors only) to whom Options, SARs and restricted stock awards, or any combination thereof, shall be granted and who shall thereby become recipients. The Committee shall also determine the number of shares of Common Stock to be optioned, the number of SARs to be granted and the number of shares of restricted stock to be granted from time to time to each recipient.
          In selecting the key employees to whom Options, SARs or restricted stock awards, or any combination thereof, shall be granted, as well as in determining the number of SARs, shares under Option, or shares of restricted stock to be granted to key employees, the Committee shall weigh the positions and responsibilities of the individuals being considered, the nature of their services to the Company, their past, present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan; provided, however, that a restricted stock award shall be granted only in recognition of and as consideration for the performance of services by the recipient or other consideration received by the Company prior to the time of grant.
Directors of the Company or its Subsidiaries who are not officers or employees of the Company or its Subsidiaries shall not be eligible to become recipients under the Plan. No Option, SAR or restricted stock award shall be granted to any individual possessing more than 5 percent of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries. Each recipient shall agree to continue such recipient's employee status for such period (not less than one year) as shall be provided in the Option, SAR or restricted stock award, subject to the right of the recipient's employer to terminate the recipient's employment at any time. Options, SARs and restricted stock awards shall contain such conditions and restrictions as to exercise, the purchase and delivery of shares, and the forfeiture of shares, and such provisions as to the rights of the Company or its Subsidiaries, as may be deemed advisable by the Committee.
          The Committee may grant Options, SARs or restricted stock awards to any key employee at any time or from time to time during the period of such employee's employment under the Plan, in accordance with such determinations as the Committee shall make from time to time. Options, SARs and restricted stock awards need not contain similar provisions.

5.   Term of Plan
          No Option, SAR or restricted stock award may be granted under this Plan after October 31, 2000.

6.   Option and SAR Price
          Shares of the Common Stock of the Company shall be optioned and SARs shall be granted from time to time at 100 percent of the fair market value of the Common Stock on the date the Option or SAR is granted (rounded, in the case of a fraction of a cent, to the nearest full cent above). The day on which the Committee approves the granting of an Option or SAR shall be considered the date on which such Option or SAR is granted. The fair market value of the Common Stock on the date the Option or SAR is granted shall be the mean between the highest and lowest quoted selling price in the New York Stock Exchange Composite Transactions on such date or, if such stock was not traded on such date, on the last preceding date on which such stock was traded.

7.   Terms of Options and SARs
          Each Option or SAR granted under the Plan shall be evidenced by a written agreement which shall comply with and be subject to the following terms and conditions:
          (a) Full payment for shares purchased shall be made in cash and/or Common Stock of the Company at the time or times the Option is exercised in whole or in part. Payment in Common Stock may be made at the recipient's election by the Company's deducting from the number of shares otherwise deliverable upon the exercise of the Option such number of shares of Common Stock as shall have a value equal to the amount of the Option exercise price. Any such Common Stock submitted in payment for an Option shall be valued at the mean between the highest and lowest quoted selling price of such Common Stock of the Company in the New York Stock Exchange Composite Transactions on the date of exercise or, if such stock was not traded on such date, on the last preceding date on which such stock was traded. No shares shall be issued pursuant to the exercise of an Option until full payment thereof has been made and no person shall have any of the rights of a stockholder with respect to Options held, except to the extent such Options have been exercised and the shares issued to such person.
          (b) A recipient's rights to exercise an Option or SAR shall terminate when the recipient is no longer an employee of the Company or any of its Subsidiaries unless such recipient's employment is terminated by reason of such recipient's death, disability or retirement.
          (c) If a recipient dies prior to termination of such recipient's Option or SAR without having fully exercised such Option or SAR, the beneficiary or beneficiaries designated by such recipient pursuant to paragraph 7(f) hereof, or, if no such beneficiary or beneficiaries have been designated by such recipient or if no such beneficiary or beneficiaries have survived the recipient, then the recipient's surviving spouse, or, if the recipient has no surviving spouse, then the estate of the recipient or any person who acquires the right to exercise such Option or SAR by bequest or inheritance or by reason of the death of the recipient, shall have the right to exercise the Option or SAR during its term within the eighteen month period after the recipient's death, but only to the extent such Option or SAR was exercisable by such recipient immediately prior to such recipient's death.
          (d) If a recipient's employment is terminated by reason of such recipient's disability (as determined in the sole discretion of the Committee) prior to termination of such recipient's Option or SAR without the recipient's having fully exercised such Option or SAR, such recipient shall have the right to exercise the Option or SAR during its term within such period as may be provided at the time of the grant, not to exceed three years after termination of employment, but only to the extent such Option or SAR was exercisable by such recipient immediately prior to such recipient's termination of employment.
          (e) If a recipient retires prior to termination of such recipient's Option or SAR without having fully exercised such Option or SAR, such recipient shall have the right to exercise the Option or SAR during its term within such period as may be provided at the time of the grant, not to exceed three years after retirement, but only to the extent such Option or SAR was exercisable by the recipient immediately prior to such recipient's retirement.
          (f) Except as otherwise expressly provided in this paragraph 7(f), Options and SARs shall not be transferable other than by will or by the laws of descent and distribution and during a recipient's lifetime shall be exercisable only by the recipient or the recipient's guardian or legal representative. Notwithstanding the preceding sentence, a recipient may, by giving notice to the Company during the recipient's lifetime, designate
               (i) a beneficiary or beneficiaries to whom Options or SARs shall be transferred in the event of the recipient's death, and (ii) the specific number or proportions of the recipient's Options or SARs to be transferred to each such designated beneficiary if more than one beneficiary is properly designated. Any such designation may be revoked or changed by the recipient at any time and from time to time by similar notice. If there is no such designated beneficiary living upon the death of the recipient or if all such designated beneficiaries die prior to exercise of all of the recipient's Options and SARs under this Plan, any remaining Options and SARs shall be transferred to the recipient's surviving spouse or, if none, then the remaining Options and SARs will be transferred to the estate or personal representative of the recipient. If the Company, after reasonable inquiry, is unable to determine within twelve months after the recipient's death whether any designated beneficiary of such recipient did in fact survive the recipient, such beneficiary shall be conclusively presumed to have died prior to the recipient's death. Any designated beneficiary, surviving spouse or other person acquiring any Options or SARs pursuant to this paragraph 7(f) shall have the right to exercise such Options and SARs as set forth in paragraph 7(c), above.
          (g) Subject to paragraph 7(k) below, no Option or SAR granted under this Plan shall be exercisable before the expiration of one year from the date of grant of such Option or SAR.
          (h) Options and SARs granted under this Plan shall contain such provisions as may be deemed advisable by the Committee.
          (i) Subject to paragraph 7(k) below, until a recipient has completed five years of service, the total number of Options and SARs that may be exercised by such recipient during the first four years after such Options and SARs are granted thereto shall not exceed the following percentages of the number of Options and SARs so granted:

               Years Since Option            Percentage of Options
               Or SAR Is Granted              Or SARs Exercisable

               less than 1                           None
               1 but less than 2                     25%
               2 but less than 3                     50%
               3 but less than 4                     75%
               4 or more                            100%

               Notwithstanding the above, the Committee may, in

               its sole discretion, accelerate the exercisability

               under this paragraph 7(i) of any or all Options

               and/or SARs granted under the Plan.

          (j) In no event shall any Option or SAR granted under the Plan be exercisable after the expiration of ten years from the date such Option or SAR is granted.
          (k) All outstanding Options and SARs granted under the Plan shall immediately become exercisable upon the occurrence of a Change in Control (as defined by paragraph 13).

8.   Terms of Restricted Stock Awards
          Each restricted stock award granted under the Plan shall be evidenced by a written agreement which shall comply with and be subject to the following terms and conditions:
          (a) Shares of Common Stock covered by a restricted stock award may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have become fully vested pursuant to paragraph 8(d) or 8(f).
          (b) The recipient of a restricted stock award shall have the right to vote the shares of Common Stock covered by such award and to receive dividends thereon, unless and until such shares are forfeited pursuant to paragraph 8(e).
          (c) Shares of Common Stock covered by a restricted stock award will be held by the Company until such shares have become vested pursuant to paragraph
               8(d) or 8(f), and will thereupon, subject to the satisfaction of the withholding obligations described in paragraph 11, be delivered to the recipient.
          (d) Shares of Common Stock covered by a restricted stock award granted to a recipient shall vest in accordance with the terms of the grant; provided, however, that shares of Common Stock covered by a restricted stock award granted to a recipient shall vest with respect to 100% of the shares covered by the restricted stock award upon the termination of the recipient's employment by reason of death, disability (as determined in the sole discretion of the Committee) or retirement after attaining age 65
               (or such earlier date as determined by the Committee). In addition, the Committee may, in its sole discretion, accelerate the vesting of any or all restricted stock awards granted under the Plan.
               A recipient may, by giving notice to the Company during the recipient's lifetime, designate (i) a beneficiary or beneficiaries to whom shares of restricted stock covered by a restricted stock award shall be transferred in the event of the recipient's death, and (ii) the specific number or proportions of such shares of Common Stock to be transferred to each such designated beneficiary if more than one beneficiary is properly designated.
               Any such designation may be revoked or changed by the recipient at any time and from time to time by similar notice. If there is no such designated beneficiary living upon the death of the recipient or if all such designated beneficiaries die prior to vesting of all shares of Common Stock covered by a restricted stock award of the recipient, any remaining shares of Common Stock vesting upon the recipient's death shall be transferred to the recipient's surviving spouse or, if none, then the remaining shares so vesting will be transferred to the estate or personal representative of the recipient.
               If the Company, after reasonable inquiry, is unable to determine within twelve months after the recipient's death whether any designated beneficiary of such recipient did in fact survive the recipient, such beneficiary shall be conclusively presumed to have died prior to the recipient's death.
          (e) In the event of the termination of employment of the recipient of a restricted stock award other than by reason of death, disability (as determined in the sole discretion of the Committee) or retirement after attaining age 65 (or such earlier date as determined by the Committee) the recipient will forfeit the shares of Common Stock covered by the restricted stock award which are not vested.
          (f) All outstanding restricted stock awards granted under the Plan shall immediately become fully vested upon the occurrence of a Change in Control
               (as defined by paragraph 13).
          (g) Restricted stock awards granted under this Plan shall contain such provisions as may be deemed advisable by the Committee.

9.   Adjustment Upon Changes in Capitalization, Etc.
          In the event there is any change in the Common Stock of the Company through the declaration of stock dividends, or through recapitalization resulting in stock split-ups, or combinations or exchanges of shares, or otherwise, then the number of SARs and shares remaining available for future grants of Options and restricted stock awards under the Plan and exercisable under existing grants of SARs and Options shall be appropriately adjusted by the Committee. Appropriate adjustment shall also be made in the SAR price and the Option price per share.

10.  Amendment
          The Board may, by resolution, at any time and from time to time, amend, revise or terminate this Plan, except that, without stockholder approval, no amendment shall increase the maximum number of SARs or shares which may be sold pursuant to Options or covered by restricted stock awards granted under the Plan or reduce the Option price of any Option or the SAR price of any SAR (except as provided by paragraph 9), change the class of employees eligible to receive SARs, Options or restricted stock awards under the Plan, or extend the term of the Plan. Except as otherwise provided in the Plan, no SAR, Option or restricted stock award previously granted under the Plan may be altered or impaired without the consent of the holder of the SAR, Option or restricted stock award.

11.  Taxes
          The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Options, SARs and restricted stock awards granted pursuant to the Plan including, but not limited to (a) deducting the amount required to be withheld from any other amount then or thereafter payable to a recipient or legal representative, and (b) requiring a recipient or legal representative to pay to the Company the amount required to be withheld as a condition of releasing shares of Common Stock. In addition, subject to the Committee's sole discretion and to such rules and regulations as the Committee shall from time to time establish, a recipient shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the exercise of an Option or the vesting of a restricted stock award at a rate up to such recipient's maximum marginal tax rate with respect to each such tax by (i) electing to have the Company deduct from the number of shares of Common Stock otherwise deliverable upon the exercise of an Option or the vesting of a restricted stock award such number of shares of Common Stock as shall have a value equal to the amount of tax to be withheld, or (ii) delivering to the Company such number of shares of Common Stock or combination of shares of Common Stock and cash as shall have a value equal to the amount of tax to be withheld.

12.  Effective Date
          Any amendment to this Plan requiring shareholder approval shall become effective upon approval thereof by the holders of a majority of the Company's outstanding shares of Common Stock, provided such approval occurs within twelve months of the date such amendment is adopted by the Board. No SARs or shares of Common Stock shall be issued pursuant to this Plan prior to compliance with requirements under applicable laws and regulations.

13.  Definitions and Miscellaneous
          (a) For purposes of this Plan, a Subsidiary is any corporation more than 50 percent of the total combined voting power of which is owned by the Company or by another corporation qualifying as a Subsidiary within this definition, or by a combination of any of them.
          (b) For purposes of this Plan, a Change in Control means,
          (i) with respect to Options, SARs and restricted stock awards granted prior to December 4, 1996, that any of the following events described in this paragraph (i) or in paragraph (ii) below has occurred:
          (A) twenty percent (20%) or more of the Company's outstanding shares of Common Stock have been acquired by any person (as defined by Section 3(a)(9) of the 1934 Act) other than directly from the Company;
          (B) there has been a merger or equivalent combination after which forty-nine percent (49%) or more of the voting stock of the surviving corporation is held by persons other than former stockholders of the Company; or
          (C) twenty percent (20%) or more of the directors elected by stockholders to the Board of Directors of the Company are persons who were not nominated by management in the most recent proxy statement of the Company.
          (ii) with respect to Options, SARs and restricted stock awards granted on or after December 4, 1996, any of the following events has occurred:
          (A)  either (1) receipt by the Company of a report on
               Schedule 13D, or an amendment to such a report, filed with the Securities and Exchange Commission ("SEC") pursuant to Section 13(d) of the 1934 Act disclosing that any person (as such term is used in Section 13(d) of the 1934 Act) ("Person"), is the beneficial owner, directly or indirectly, of twenty
               (20) percent or more of the outstanding stock of the Company, or (2) actual knowledge by the Company of facts, on the basis of which any Person is required to file such a report on Schedule 13D, or to make an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in Section 13 (d) of the 1934
               Act) disclosing that such Person is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;

          (B) purchase by any Person, other than the Company or a wholly-owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such Person is the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the 1934 Act in the case of rights to acquire stock);

          (C) approval by the shareholders of the Company of (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or
               (2) any consolidation or merger in which the Company is the continuing or surviving corporation, but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least ninety (90) percent of the outstanding common stock of the continuing or surviving corporation (except where such holders of common stock hold at least ninety (90) percent of the common stock of the corporation which owns all of the common stock of the Company), or (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company (Transfer Transaction), (except where (x) the
               Company owns all of the outstanding stock of the transferee entity or (y) the holders of the Company's common stock immediately prior to the Transfer Transaction own at least ninety (90) percent of the outstanding stock of the transferee entity, immediately after the Transfer
               Transaction), or (4) any consolidation or merger of the Company where, after the consolidation or merger, one Person owns one hundred (100) percent of the shares of stock of the Company (except where the holders of the Company's common stock immediately prior to such merger or consolidation own at least ninety (90) percent of the outstanding stock of such Person immediately after such consolidation or merger); or
          (D) a change in the majority of the members of the Board within a twenty-four (24) month period, unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.
          (c) The transfer of an employee from the Company to a Subsidiary or from a Subsidiary to the Company or another Subsidiary shall not be a termination of employment or an interruption of continuous employment for the purposes of this Plan.
          (d) No SAR, Option, restricted stock award, shares of Common Stock issuable upon the exercise of an Option or cash payable incident to the exercise of an SAR granted under this Plan shall be transferable or assignable by anticipation either by the voluntary or involuntary act of the recipient or by operation of law, or be liable for any debts or liabilities of the recipient, except as provided herein.
          (e) Nothing herein shall entitle any employee to remain in the employ of the Company or any of its Subsidiaries or affect the right of such employer to discharge such employee with or without cause.
          (f) The right of recipients to designate one or more
              beneficiaries pursuant to paragraph 7(f) or
              paragraph 8(d) shall apply to any and all Options, SARs or restricted shares granted under the Plan, notwithstanding anything contained in any written agreement evidencing such grant of Options, SARs or restricted stock to the contrary.
          (g) Notwithstanding anything contained in any written agreement evidencing a grant of Options or restricted stock made under the Plan prior to November 1, 1996, recipients of Options or restricted stock may make, on or after November 1, 1996 at any time at the recipient's discretion, but subject to such rules and regulations as the Committee may from time to time establish, one or more elections for the Company to withhold from the number of shares of Common Stock otherwise deliverable pursuant to the exercise of an Option or vesting of restricted stock in full or partial satisfaction of taxes imposed upon such exercise or vesting as described in paragraph 11 above; provided, however, that any such election is made in accordance with the requirements of Rule 16b-3 under the 1934 Act or any successor rule or regulation so as to exempt such election and the resulting transaction from
              Section 16(b) of the 1934 Act.
          (h) This Plan shall be construed according to the laws of the State of Illinois.